SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 5, 2008

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.
AND SUBSIDIARIES

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156
(Commission File Number)

98-0170247
(I.R.S. Employer Identification No.)

888 3rd Street, Suite 1000, Calgary, Alberta, T2P 5C5

(Address of principal executive offices)

(800) 755-5815

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Agreement

On September 5, 2008, Entheos Technologies, Inc.  entered into an Assignment and Bill of Sale with Bayshore Exploration L.L.C., pursuant to which Bayshore Exploration L.L.C. assigned to Entheos Technologies, Inc.  a 21.75% working interest in the Bayshore Exploration L.L.C – Cooke No. 6 Well, located at Cooke Ranch, La Salle County, Texas.  Total consideration paid to Bayshore Exploration L.L.C. was $165,000, plus a $16,500 commission to RC Coast Management Ltd.

A copy of the Assignment and Bill of Sale is attached as an exhibit to this report.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6.  [Reserved]

None.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1- On September 5, 2008, Entheos Technologies, Inc.  entered into an Assignment and Bill of Sale with Bayshore Exploration L.L.C., pursuant to which Bayshore Exploration L.L.C. assigned to Entheos Technologies, Inc.  a 21.75% working interest in the Bayshore Exploration L.L.C – Cooke No. 6 Well, located at Cooke Ranch, La

Salle County, Texas.  Total consideration paid to Bayshore Exploration L.L.C. was $165,000, plus a $16,500 commission to RC Coast Management Ltd.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 11th day of September, 2008.

ENTHEOS TECHNOLOGIES, INC.

/s/ Derek Cooper

Derek Cooper

President

Date: September 11, 2008